UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2021

TUSCAN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38826	83-2530757
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

135 E. 57th Street, 18th Floor

New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 948-7100

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	THCBU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	THCB	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	THCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of

1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

On May 28, 2021, the audit committee of the board of directors (“Audit Committee”) of Tuscan Holdings Corp. (“Tuscan”) determined, after consultation with Tuscan’s management, that Tuscan’s financial statements which were included in its annual reports on Form 10-K for the years ended December 31, 2020 and 2019, each of the Forms 10-Q as of and for the periods ended March 31, 2019, June 30, 2019, September 30, 2019, March 31, 2020, June 30, 2020 and September 30, 2020, and the balance sheet as of March 7, 2019, should no longer be relied upon due to an error in such financial statements relating to Tuscan’s classification of warrants that were issued in a private placement that closed concurrently with the closing of Tuscan’s initial public offering (“Private Warrants”) as equity. Similarly, Tuscan’s management’s reports on the effectiveness of internal control over financial reporting as of December 31, 2020 should no longer be relied upon.

The error was uncovered following the issuance of a joint statement on April 12, 2021, by the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “SEC Statement”). The SEC Statement advises, among other things, that certain adjustments generally present in SPAC warrants preclude such warrants from being accounted for as equity.

As a result of the SEC Statement, Tuscan has determined that the terms of the Private Warrants do not meet the conditions to be classified as equity and instead should be accounted for as derivative liabilities. Accordingly, Tuscan has determined that it is appropriate to file an amendment to its annual report on Form 10-K for the year ended December 31, 2020 in order to account for the Private Warrants as a liability.

Tuscan’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, its independent registered public accounting firm.

Additional Information and Where to Find It

In connection with the proposed business combination transaction involving Tuscan and Microvast, Inc., a Delaware corporation (“Microvast”), Tuscan filed a preliminary proxy statement with the SEC on February 16, 2021 and intends to file a definitive proxy statement (collectively, “Merger Proxy Statement”). This document is not a substitute for the Merger Proxy Statement. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE MERGER PROXY STATEMENT FOR MORE INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION WITH MICROVAST AND TO READ ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. The Merger Proxy Statement and other documents that may be filed with the SEC (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Tuscan upon written request to Tuscan at Tuscan Holdings Corp., 135 E. 57th St., 18th Floor, New York, NY 10022.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Participants in Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy from any investor or securityholder. However, Tuscan, the Company, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction under the rules of the SEC. Information about Tuscan’s directors and executive officers and their ownership of Tuscan’s securities is set forth in Tuscan’s filings with the SEC, including Tuscan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 25, 2021. Additional information regarding the participants will also be included in the proxy statement, when it becomes available. When available, these documents can be obtained free of charge from Tuscan upon written request to Tuscan at Tuscan Holdings Corp., 135 E. 57th St., 18th Floor, New York, NY 10022.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the Company’s industry and market sizes, future opportunities for Tuscan, the Company and the combined company, Tuscan’s and the Company’s estimated future results and the Proposed Transaction, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Proposed Transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Tuscan’s reports filed with the SEC and those identified elsewhere in this Current Report on Form 8-K, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) inability to complete the proposed business combination with Microvast within the required time period or, if Tuscan does not complete the proposed business combination with Microvast, any other business combination; (2) the inability to complete the proposed business combination with Microvast due to the failure to meet one or more closing conditions or the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (3) the impact of the ongoing COVID-19 pandemic; and (4) risks relating to the restatement of prior period financial statements as discussed in this Current Report on Form 8-K, including the timing and nature of the restatement, the timing and results of Tuscan’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, whether a restatement of financial results will be required for other periods or for other accounting issues, adverse effects on Tuscan’s business related to the disclosures made in this Current Report on Form 8-K, the initiation of legal proceedings, and volatility of Tuscan’s stock price.

All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUSCAN HOLDINGS CORP.

Date: May 28, 2021	By:	/s/ Stephen A. Vogel
Name: Stephen A. Vogel Title: Chief Executive Officer

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